UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 1, 2008

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2008, Mr. Ronald Simon resigned as a member of the Board of Directors (the “Board”) of Whitney Information Network, Inc. (the “Company”).

As previously reported by the Company, the Special Committee of the Board recommended the appointment of three (3) additional independent directors, and, as previously reported, on November 21, 2007, the Board appointed one independent director to its Board, Murray A. Indick.  On February 1, 2008, the Board appointed two additional independent directors to its Board,  Steven C. Barre and Wallace L. Timmeny.  With these changes, the Board now consists of four (4) independent directors and two (2) management directors.

Steven C. Barre, 48, was the Senior Vice President, General Counsel and Secretary of Jacuzzi Brands, Inc. (a New York Stock Exchange company with annual revenues in excess of $1 billion) from September 2001 until February 2007, when the company was sold to Apollo Management LLC, a leading private equity firm.  Mr. Barre served in various roles as in-house counsel from 1995 to 2001 for Jacuzzi Brands, Inc. (known as U.S. Industries, Inc. from 1995 to 2003) and from 1988 to 1995 for its former parent company, the U.S. arm of Hanson PLC, a Fortune 100 industrial management company.  Prior to joining Hanson, Mr. Barre was a corporate attorney with the law firm of Weil, Gotshal & Manges.  Mr. Barre graduated from Cornell University in 1981 and Colombia Law School in 1984.

Wallace L. Timmeny, 70,  was a securities attorney in private practice from 1979 to 2007, most recently as a partner in the Washington, D.C. office of Dechert LLP, until his retirement from the law firm in April 2007.  Mr. Timmeny is a past chairman of the Executive Council of the Securities Law Committee of the Federal Bar Association.  From 1965 to 1979, Mr. Timmeny was an attorney with the U.S. Securities and Exchange Commission and ultimately the Deputy Director of its Division of Enforcement. Mr. Timmeny has served as an adjunct professor at American University School of Law, George Mason University School of Law and Georgetown University School of Law.  Mr. Timmeny serves on the board of directors for Friedman, Billings, Ramsey Group, Inc. (FBR) and Waste Services, Inc. (WSII).

As of the date of this filing, Mr. Barre and Mr. Timmeny have not been appointed to any committees of the Board.   Committee appointments are expected to be announced in the near future, after the newly constituted Board is able to convene one or more meetings.  Mr. Barre and Mr. Timmeny will be paid fees consistent with the fees to be received by the existing independent directors for service as members of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2008	WHITNEY INFORMATION NETWORK, INC.

/s/ John F. Kane
John F. Kane
Interim President